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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                  July 20, 2004



                                  PULITZER INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                      1-9329                  43-1819711
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               file number)           Identification No.)


    900 NORTH TUCKER BOULEVARD, ST. LOUIS, MISSOURI               63101
      (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (314) 340-8000


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Item 7. Financial Statements and Exhibits

        (c) Exhibits.

            99.1 Pulitzer Inc. Second-Quarter 2004 Earnings Release dated July 20, 2004

            99.2 Pulitzer Inc. Statistical Report Press Release dated July 20, 2004

Item 12. Results of Operations and Financial Condition

On July 20, 2004, Pulitzer Inc. (the "Company") issued a press release announcing its consolidated financial results for the second quarter ended June 27, 2004. On July 20, 2004, the Company also issued a press release announcing the Company's statistical report for the period and 22 weeks ended June 27, 2004. Copies of these press releases are furnished with this report as an exhibit to this Form 8-K and are incorporated herein by reference.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Pulitzer Inc.

Date: July 20, 2004                          By: /s/ Alan G. Silverglat
                                                 ----------------------
                                                 Alan G. Silverglat
                                                 Senior Vice President-Finance


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Exhibit Index

Exhibit                   Description

99.1 Pulitzer Inc. Second-Quarter 2004 Earnings Release dated July 20, 2004

99.2 Pulitzer Inc. Statistical Report Press Release dated July 20, 2004